UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015 (June 11, 2015)

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

505 Huntmar Park Drive #325

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 865-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders (the “Annual Meeting”) of HC2 Holdings, Inc. (the “Company”) was held on June 11, 2015. The presence, in person or by proxy, of the holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, including its common stock, Series A Convertible Participating Preferred Stock (“Series A Preferred Stock”), Series A-1 Convertible Participating Preferred Stock (“Series A-1 Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (“Series A-2 Preferred Stock” and together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”), on an as-converted basis, was necessary to constitute a quorum at the Annual Meeting, except with respect to the vote to elect a director designated by holders of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock (the “Preferred Elected Director”) for which a majority of the voting power of the Company’s issued and outstanding Series A Preferred Stock and Series A-1 Preferred Stock present, in person or by proxy, constituted a quorum entitled to take action on that matter. At the Annual Meeting, of the (i) 37,141,221 shares of common stock and Preferred Stock, on an as-converted basis, outstanding and entitled to vote, the holders of 25,472,606 shares of the Company’s common stock and Preferred Stock, on an as-converted basis, were represented in person or by proxy, constituting a quorum for the Annual Meeting except for the election of the Preferred Elected Director, (ii) 40,000 shares of Series A Preferred Stock and Series A-1 Preferred Stock outstanding and entitled to vote, the holders of 30,037 shares of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock were represented in person or by proxy, constituting a quorum for the election of the Preferred Elected Director. Because there were no routine matters presented, there are no broker non-votes to report.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:

1.	Election of Directors

The following five directors were elected as members of the Board of Directors of the Company to serve a one-year term until the Company’s 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Philip Falcone, Wayne Barr, Jr., Robert M. Pons, Robert V. Leffler and Daniel Tseung, based on the following votes:

To elect four directors by the plurality of votes received from holders of the Company’s common stock and Preferred Stock, voting together as a single class, and with the Preferred Stock voting on an as-converted basis:

Nominee	Voted For	Withheld Authority
Philip Falcone	25,324,137	148,469
Robert V. Leffler	25,322,770	149,836
Robert M. Pons	25,276,384	196,222
Wayne Barr, Jr.	25,165,317	307,289

To elect one Preferred Elected Director by the affirmative vote of holders of more than 75% of the Company’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a separate class:

Daniel Tseung	30,037	0

2.	Say on Pay Proposal

The stockholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain
19,975,187	2,319,462	3,177,957

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc. (Registrant)

Date: June 12, 2015	By:	/s/ Andrea L. Mancuso
	Name:	Andrea L. Mancuso
	Title:	General Counsel and Corporate Secretary